================================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               Current Report
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): Oct. 16, 2000

                     BAY VIEW SECURITIZATION CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)


          Delaware                         333-16233                       93-1225376
------------------------------        ---------------------     ------------------------------------
State or other jurisdiction of        (Commission File No.)     (I.R.S. Employer Identification No.)
 incorporation or organization

         c/o Bay View Bank
        1840 Gateway Drive
       San Mateo, California                                                   94404
--------------------------------------                      -----------------------------------------
Address of principal executive offices                                        Zip Code


                 Registrant's telephone number, including area code:  (650) 573-7310

-----------------------------------------------------------------------------------------------------
         (Former name, former address, and former fiscal year, if changed since last report)


Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1   Monthly Servicer's Reports dated  Sept. 30, 2000


                                  Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                         BAY VIEW 1999 LG-1 AUTO TRUST
                                         BAY VIEW 2000 LJ-1 AUTO TRUST
                                    BY:  BAY VIEW SECURITIZATION CORPORATION
                                         ORIGINATOR OF TRUST



Dated:   Nov. 8, 2000                    By:  /s/ Michael J. LaOrange
                                              -----------------------
                                              Michael J. LaOrange
                                              Vice President